                                                                     Exhibit 4.3

COUNTERSIGNED AND REGISTERED:
                               NATIONAL CITY BANK
                                                                  TRANSFER AGENT
BY:                                                                AND REGISTRAR


                                                            AUTHORIZED SIGNATURE

    Incorporated Under the Laws                 See Reverse Side for Certain
                of                                       Definitions
       the State of Delaware

                           National City Corporation

 This Certificate is transferable in the City of New York or in Cleveland, Ohio

This Certifies That

is the owner of

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK
                                       OF

                           NATIONAL CITY CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers.

         Secretary                               Chairman of the Board

    /s/ David L. Zoeller                          /s/ David A. Daberko

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National City Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request shall be addressed to the Secretary of the Corporation at 1900 East Ninth Street, Cleveland, Ohio 44114-3484.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common                        UNIF GIFT MIN ACT -- ......... Custodian .........
TEN ENT  -- as tenants by the entireties                                      (Cust)              (Minor)
JT TEN   -- as joint tenants with right of                                   under Uniform Gifts to Minors
            survivorship and not as tenants in common                        Act .........................
                                                                                        (State)


    Additional abbreviations may also be used though not in the above list.

For Value Received,  ______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

    PLEASE INSERT SOCIAL
     SECURITY OR OTHER
   IDENTIFYING NUMBER OF
          ASSIGNEE

                             ---------------------------------------------------

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------ SHARES OF THE
CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT -------------------------------------------------------
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated: ---------------------------         -------------------------------------

                                           -------------------------------------
                                           NOTICE: THE SIGNATURE TO THIS
                                           ASSIGNMENT MUST CORRESPOND WITH THE
                                           NAME AS WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT, OR
                                           ANY CHANGE WHATEVER.